Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the financial statements of Outset Medical, Inc. (the “Company”) for the period ended December 31, 2024 filed as an exhibit on Form 8-K, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to her or his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 26, 2025	By:	/s/ Leslie Trigg
Leslie Trigg
Chief Executive Officer
(Principal Executive Officer)

Date: February 26, 2025	By:	/s/ Nabeel Ahmed
Nabeel Ahmed
Chief Financial Officer
(Principal Financial Officer)